Exhibit (e)(3)

APPENDIX A
To Master Distribution Agreement dated January 13, 2010
(As amended June 2, 2014)

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
CASH ACCOUNT TRUST

Government & Agency Securities Portfolio
Share Classes: Capital Assets Funds Shares, Davidson Cash Equivalent Plus Shares, Davidson Cash Equivalent Shares, DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares, and Service Shares

		January 13, 2010	September 30, 2010
	Money Market Portfolio Share Classes: Davidson Cash Equivalent Plus Shares, Davidson Cash Equivalent Shares, Premium Reserve Money Market Shares, and Service Shares	January 13, 2010	September 30, 2010

Tax-Exempt Portfolio
Share Classes: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares, and Tax-Free Investment Class

		January 13, 2010	September 30, 2010
CASH RESERVE FUND, INC.
	Prime Series Share Classes: Managed Shares, Prime Institutional Shares, and Prime Shares	January 13, 2010	September 30, 2010
DWS GLOBAL/ INTERNATIONAL FUND, INC.
	DWS Enhanced Emerging Markets Fixed Income Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Enhanced Global Bond Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Global Growth Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Global Small Cap Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS RREEF Global Infrastructure Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS INCOME TRUST
	DWS Core Fixed Income Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Global High Income Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Global Inflation Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS GNMA Fund Share Classes: Class A, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS High Income Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Short Duration Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Strategic Government Securities Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Ultra-Short Duration Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Unconstrained Income Fund Share Classes: Class A, Class B, Class C, and Class S	February 1, 2011	September 30, 2011
DWS INSTITUTIONAL FUNDS
	DWS EAFE Equity Index Fund Share Class: Institutional Class	January 13, 2010	September 30, 2010
	DWS Equity 500 Index Fund Share Classes: Class S and Institutional Class	January 13, 2010	September 30, 2010
	DWS S&P 500 Index Fund Share Classes: Class A, Class B, Class C, and Class S	April 29, 2011	September 30, 2011
	DWS U.S. Bond Index Fund Share Classes: Class A, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS INTERNATIONAL FUND, INC.
	DWS Emerging Markets Equity Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Global Equity Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS International Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS International Value Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Latin America Equity Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS World Dividend Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DWS INVESTMENT TRUST
	DWS Capital Growth Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Core Equity Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Large Cap Focus Growth Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Mid Cap Growth Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Small Cap Core Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS Small Cap Growth Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	February 1, 2011	September 30, 2011
DWS INVESTMENTS VIT FUNDS
	DWS Equity 500 Index VIP Share Classes: Class A, Class B, and Class B2	January 13, 2010	September 30, 2010
	DWS Small Cap Index VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DWS MARKET TRUST
	DWS Alternative Asset Allocation Fund Share Classes: Class A, Class C, Class R, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS Diversified Market Neutral Fund Share Classes: Class A, Class C, Class S, and Institutional Class	December 1, 2011	September 30, 2012
	DWS Global Income Builder Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Select Alternative Allocation Fund Share Classes: Class A, Class C, Class R, Class S, and Institutional Class	December 1, 2011	September 30, 2012
	DWS Strategic Equity Long/Short Fund Share Classes: Class A, Class C, Class S, and Institutional Class	April 1, 2014	September 30, 2015
DWS MONEY FUNDS

DWS Money Market Prime Series
Share Classes: DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C, DWS Cash Investment Trust Class S, and DWS Money Market Fund

		January 13, 2010	September 30, 2010
DWS MONEY MARKET TRUST
	Cash Management Fund Share Classes: Institutional Shares	April 29, 2011	September 30, 2011
	Cash Reserves Fund Institutional	April 29, 2011	September 30, 2011
	Daily Assets Fund Institutional Share Class: Institutional Class	November 1, 2011	September 30, 2012
	DWS Money Market Series Share Class: Institutional Class	January 13, 2010	September 30, 2010
	NY Tax Free Money Fund Share Classes: Investment Class and Tax-Exempt New York Money Market Fund Class	April 29, 2011	September 30, 2011
	Tax Free Money Fund Investment Share Classes: Premier Shares	April 29, 2011	September 30, 2011
DWS MUNICIPAL TRUST
	DWS Managed Municipal Bond Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Short-Term Municipal Bond Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Strategic High Yield Tax-Free Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS PORTFOLIO TRUST
	DWS Core Plus Income Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Floating Rate Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS SECURITIES TRUST
	DWS Communications Fund Share Classes: Class A, Class B, Class C, and Institutional Class	April 29, 2011	September 30, 2011
	DWS CROCI Sector Opportunities Fund Share Classes: Class A, Class C, Class S, and Institutional Class	June 2, 2014	September 30, 2015
	DWS Enhanced Commodity Strategy Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS Gold & Precious Metals Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	March 1, 2011	September 30, 2011
	DWS Health and Wellness Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS RREEF Global Real Estate Securities Fund Share Classes: Class A, Class C, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS RREEF Real Estate Securities Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	April 29, 2011	September 30, 2011

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS RREEF Real Estate Securities Income Fund Share Classes: Class A, Class C, Class S, and Institutional Class	September 20, 2013	September 30, 2014
	DWS Science and Technology Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	March 1, 2011	September 30, 2011
DWS STATE TAX-FREE INCOME SERIES
	DWS California Tax-Free Income Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS Massachusetts Tax-Free Fund Share Classes: Class A, Class B, Class C, and Class S	August 1, 2011	September 30, 2011
	DWS New York Tax-Free Income Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
DWS TARGET DATE SERIES
	DWS LifeCompass 2015 Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS LifeCompass 2020 Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS LifeCompass 2030 Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS LifeCompass 2040 Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS LifeCompass Retirement Fund Share Classes: Class A, Class B, Class C, and Class S	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DWS TARGET FUND
	DWS Target 2014 Fund	January 13, 2010	September 30, 2010
DWS TAX FREE TRUST
	DWS Intermediate Tax/AMT Free Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS VALUE SERIES, INC.
	DWS Equity Dividend Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Large Cap Value Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Mid Cap Value Fund Share Classes: Class A, Class B, Class C, Class R, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Small Cap Value Fund Share Classes: Class A, Class B, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DWS VARIABLE SERIES I
	DWS Bond VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Capital Growth VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Core Equity VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Global Small Cap VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS International VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DWS VARIABLE SERIES II
	DWS Alternative Asset Allocation VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Global Equity VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Global Growth VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Global Income Builder VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Government & Agency Securities VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS High Income VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Large Cap Value VIP Share Class: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Money Market VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Small Mid Cap Growth VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Small Mid Cap Value VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Unconstrained Income VIP Share Class: Class A	January 13, 2010	September 30, 2010
INVESTORS CASH TRUST
	DWS Variable NAV Money Fund Share Classes: Capital Shares, and Institutional Shares	January 13, 2010	September 30, 2010
	Treasury Portfolio Share Classes: DWS U.S. Treasury Money Fund Class S, Institutional Shares, Investment Class Shares, and Premier Money Market Shares	January 13, 2010	September 30, 2010
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND	Share Classes: Institutional Shares and Premier Shares	January 13, 2010	September 30, 2010

On behalf of the above-listed entities in Appendix A

By: /s/John Millette
Name:  John Millette
Title:    Vice President and Secretary

DWS INVESTMENTS DISTRIBUTORS, INC.

By: /s/Cynthia Nestle
Name:  Cynthia Nestle
Title:    Chief Operating Officer

By: /s/Caroline Pearson
Name:  Caroline Pearson
Title:    Secretary